Supplement dated May 1, 2009

to the Prospectus dated May 1, 2009

for Seligman Cash Management Fund, Inc.

(the “Fund”)

This Supplement is effective May 1, 2009 through on or about June 12, 2009. On or about June 13, 2009, the Fund and the other Seligman funds will share the same policies and procedures as the other funds in the RiverSource Family of Funds, which includes the RiverSource funds, the RiverSource Partners funds and Threadneedle funds. These common policies and procedures are reflected in the Prospectus (not this Supplement).

Fees

The table below summarizes the fees that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule. Shareholder fees are charged directly to your account.

Effective on or about June 13, 2009, the Fund’s Class R shares are renamed as Class R2 shares.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B	Class C	Class R
Total Maximum Sales Charge (Load)	none		5%	1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	none	(1)	none	none	none
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(1)	5%	1%	1%

(1)	If your Class A shares were acquired by an exchange of shares from another Seligman mutual fund on which you did not pay an initial sales charge due to the size of your purchase, your shares will be subject to a 1% CDSC if sold within 18 months of when you originally purchased the shares of the other fund.

Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Fund’s Classes represent an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from the other Classes. You may purchase Class B and Class C shares of the Fund only by exchanging shares of the same class of another Seligman mutual fund or through your broker or financial advisor to facilitate periodic investments in the same class of shares of other Seligman mutual funds. When deciding which Class of shares to purchase, you should consider, among other things:

■	The amount you plan to invest.

■	If you would like to participate in a periodic investment program.

■	How long you plan to remain invested in the Fund, or another Seligman mutual fund.

■	Whether you may be eligible for reduced or no sales charges when you buy or sell shares of the Fund.

Your financial advisor will be able to help you decide which Class of shares best meets your needs.

Class A

■	No initial sales charge on purchases. You will be subject to an initial sales charge when you exchange Class A shares of the Fund for Class A shares of another Seligman mutual fund.

■

Annual 12b-1 fee (for shareholder services) of up to 0.25%. Through on or about June 12, 2009, no 12b-1 fee is being paid by the Class A shares; such fee will not be paid unless approved by the Board on Directors. Beginning on or about June 13, 2009, Class A shares of the Fund will pay annual 12b-1 fees of 0.10%.

■

A 1% CDSC (i.e., a contingent deferred sales charge) when you sell Class A shares that were acquired by exchange of Class A shares of another Seligman mutual fund purchased within the past 18 months at net asset value by “eligible employee benefit plans” (as detailed below) or by investors due to the size of the purchase. “Eligible employee benefit plans” are plans that have at least $2 million in plan assets at the time of investment in a Seligman mutual fund. Eligible employee benefit plans may purchase Class A shares of that mutual fund at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

Information Regarding Reduced Sales Charges for Class A Shares

Since Class A shares of the Fund are offered to investors at net asset value, only Class A shares of the Fund owned as a result of an exchange of Class A shares from another Seligman mutual fund on which an initial sales charge was paid will be included for purposes of determining a shareholder’s eligibility for a reduced sales charge on additional investments in Class A shares of the Seligman mutual funds sold with an initial sales charge. Beginning on or about June 13, 2009, the Seligman funds, including the Fund, will share the same policies and procedures as the other funds in the RiverSource Family of Funds, and shares of the funds may be exchanged for one another.

If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the reduced sales charges to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in Seligman mutual funds if those investments are with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

A contingent deferred sales charge (or CDSC) of 1% will also be imposed on the redemption of Class A shares acquired by exchange which were originally purchased at net asset value due to the size of the purchase, if such Class A shares are redeemed within eighteen months of the original purchase date.

Class B

■	No initial sales charge on purchases.

■	A declining CDSC on shares sold within 6 years of purchase:

Years Since Purchase	CDSC
Less than 1 year	5%	Your purchase of Class B shares must be for less than $250,000, because if you invest $250,000 or more, you will pay less in fees and charges if you buy another Class of shares. Please consult your financial advisor for assistance in selecting the appropriate class of shares.
1 year or more but less than 2 years	4
2 years or more but less than 3 years	3
3 years or more but less than 4 years	3
4 years or more but less than 5 years	2
5 years or more but less than 6 years	1
6 years or more	0

■	Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

■

Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees. If you intend to hold your Class B shares for less than six years, you should consider purchasing Class C shares due to the shorter CDSC typically applicable to Class C. Additionally, if you are eligible to purchase Class R shares, you should consider purchasing that class, which has lower ongoing fees and typically a shorter CDSC.

■	No CDSC when you sell shares purchased with reinvested dividends.

Class C

■   No initial sales charge on purchases.

■   A 1% CDSC on shares sold within one year of purchase.

■   Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

■   No automatic conversion to Class A shares, so you
will be subject to higher ongoing 12b-1 fees indefinitely.

■   No CDSC when you sell shares purchased with
reinvested dividends.

Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares. Please consult your financial advisor for assistance in selecting the appropriate class of shares.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

Class R* (Effective on or about June 13, 2009, the Fund’s Class R shares are renamed as Class R2 shares.)

■	No initial sales charge on purchases.

■

Annual 12b-1 fee (for distribution and shareholder services) of up to 0.50%. Currently, Class R shares are paying an annual 12b-1 fee of 0.25%. Such fee will not be increased to 0.50% unless such increase is approved by the Fund’s Board of Directors.

■	A 1% CDSC on shares sold within one year of the plan’s initial purchase of Class R shares of the Fund.

■	No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

■	No CDSC when you sell shares purchased with reinvested dividends.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares’ original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman mutual fund to buy the same class of shares of the Fund. With respect to shares of the Fund that you acquired through a direct purchase of shares of the Fund (i.e., shares not acquired via an exchange), these shares will not begin to age for purposes of determining the applicability of any CDSC until you exchange these shares for another Seligman mutual fund. However, when you exchange shares of another Seligman mutual fund for shares of the Fund, it will be assumed that you held the shares of the Fund since the date you originally purchased shares of the other Seligman mutual fund(s).

*	Class R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than a Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has (1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and (2) at least (a) $500,000 invested in the Seligman Group of mutual funds or (b) 50 eligible employees to whom such plan is made available. The distributor may waive the requirements described in (2) above in connection with sales pursuant to a retirement plan alliance program which has a written agreement with the distributor.

The CDSC on Class A, Class B, Class C and Class R shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans, 401(k) plans and IRAs; in connection with shares sold to current and retired Directors of the Fund; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) and retirement programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. The CDSC may also be waived on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of RiverSource Investments at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund. For more information, please consult the Fund’s Statement of Additional Information or www.seligman.com.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after the distributor or SDC, as the case may be, accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. However, the distributor may reject any request to purchase shares under the circumstances discussed later in this Prospectus under the captions “Important Policies That May Affect Your Account” and “Market

Timing.” Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

NAV: Computed separately for each Class by dividing that Class’s share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange (“NYSE”), the order will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class’s per share NAV, less any applicable CDSC.

The NAV of the Fund’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

The Fund seeks to maintain a constant NAV of $1.00 per share. In an effort to maintain a stable net asset value, the Fund uses the amortized cost method of valuing its securities. For more information regarding this method of valuation, please consult the Fund’s Statement of Additional Information.

Opening Your Account

The Fund’s shares are sold through authorized dealers or financial advisors who have sales agreements with the distributor. There are several programs under which you may be eligible for reduced sales charges. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class R shares are not available to all investors. For more information, see “Deciding Which Class of Shares to Buy—Class C or Class R.”

To make your initial investment in the Fund, contact an authorized dealer or your financial advisor, or complete an account application and send it with your check made payable to the Fund directly to SDC at the address provided on the account application. Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

■	Regular (non-retirement) accounts: None (but certain Fund accounts are subject to a $1,000 minimum Fund account balance; for details, see “Important Policies That May Affect Your Account”)

■	For accounts opened concurrently with Invest-A-Check®:
•	$100 to open if you will be making monthly investments
•	$250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You may buy shares of the Fund for all types of tax-deferred retirement plans. Contact Retirement Plan Services at the address or phone number listed on the inside back cover of this Prospectus for information and to receive the proper forms.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and any other Seligman funds you may own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC at:

Seligman Data Corp.

P.O. Box 9759

Providence, RI 02940-9759

Share certificates representing shares of the Fund are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a shareholder, the shareholder will be required to deliver the share certificate to SDC, as shareholder service agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.

If you want to be able to buy, sell, or exchange shares by telephone, you should elect telephone services on the account application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.

P.O. Box 9766

Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check®. You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (“ACH”) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. For accounts opened concurrently with Invest-A-Check®, you must buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check®, you must continue to make automatic investments until the Fund’s minimum account balance of $1,000 is met or your account may be closed. For accounts opened with $1,000 or more, Invest-A-Check® investments may be made for any amount.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in the Fund, you may exchange uncertificated shares of the Fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares of the Fund and you never paid an initial sales charge on the shares, you may pay an initial sales charge at the time of the exchange.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit (CD) in shares of the Fund. If you wish to use this service, contact SDC, an authorized dealer or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies invested in the Fund. (Dividend checks must include your name, account number, Fund name and class of shares.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

How to Exchange Shares Among the Seligman Mutual Funds

The Seligman mutual funds are part of the RiverSource Family of Funds which, in addition to RiverSource funds, includes RiverSource Partners funds and Threadneedle funds. Each of the funds in the RiverSource Family of Funds shares the same Board of Directors/Trustees. Effective on or about June 13, 2009, the Seligman mutual funds will share the same policies and procedures as the other funds in the RiverSource Family of Funds and may be exchanged for shares of RiverSource funds, RiverSource Partners funds and Threadneedle funds. Prior to such time, shares of the Fund may only be exchanged for shares of the other Seligman funds.

You may sell this Fund’s shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy this Fund’s shares. Exchanges will be made at each fund’s respective NAV. An initial sales charge will be imposed when you exchange Class A shares of the Fund for the same Class of shares of another Seligman mutual fund. You may be entitled to a reduced sales charge on such exchanges in certain circumstances. You should consult the prospectus for the Seligman mutual fund into which you are considering exchanging and/or contact an authorized dealer or your financial advisor for more information. If you are exchanging shares subject to a CDSC, for purposes of determining CDSC holding periods, such shares will be exchanged pro rata based on the different times of purchase.

Only your dividend distribution options and telephone services will be automatically carried over to any new fund. If you wish to carry over any other account options (for example, Invest-A-Check® or

Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able to use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see “Important Policies That May Affect Your Account.”

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, within 2 business days after your shares are sold).

You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

If you elect the Expedited Redemption Service on your account application, you may sell Fund shares by phone or written request without a signature guarantee and have the proceeds wired to your designated bank account. If the proceeds are less than $1,000 (or at your option, for any amount), a check will be mailed to your address of record.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

To protect you and the Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:

■	A signed, written redemption request;
■	Telephone confirmation; and
■	A medallion signature guarantee.

Telephone confirmations will not affect the date on which your redemption request is actually processed, but may delay the payment of proceeds.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

Medallion Signature Guarantee:

Protects you and each Seligman mutual fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program or The Stock Exchanges Medallion Program is acceptable. These guarantees are the leading signature guarantee programs recognized by most financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.

You may need to provide additional documents to sell Fund shares if you are:

■	a corporation;
■	an executor or administrator;
■	a trustee or custodian; or
■	in a retirement plan.

Contact your authorized dealer, your financial advisor or SDC’s Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account services to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, typically within 2 business days after your shares are sold. If you initially bought $1,000,000 or more of Class A shares of another Seligman mutual fund without an initial sales charge and exchanged into Class A shares of the Fund, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of the original purchase. Provided that you reinvest your dividends, you may annually withdraw without being assessed a CDSC, as a percentage of the value of your Fund account (at the time of election), the following: 12% of your Class B shares, 10% of your Class C shares acquired by exchange, or 10% of your Class R shares.

Check Redemption Service. The Check Redemption Service is available to the Fund’s Class A shareholders only. If you have $2,000 in the Fund, you may ask the transfer agent to provide checks which may be drawn against your Fund account. You can elect this service on your initial application, or, thereafter. Contact the transfer agent for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, check redemptions may be subject to a CDSC.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

■	Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of the Fund’s net assets;

■	Refuse any request to buy Fund shares;

■	Reject any request received by telephone;

■	Suspend or terminate telephone services;

■	Reject a medallion signature guarantee that SDC believes may be fraudulent;

■

Close your Fund account if its value is below $1,000, provided, however, that this policy does not apply to direct accounts held at SDC that are retirement accounts (i.e., IRAs), unclaimed property accounts and Fund shareholder accounts in the process of automatic conversion from the Fund’s Class B shares to Class A shares that aggregate to more than $1,000. The Fund will notify you in writing at least 30 days before closing your Fund account and anticipates permitting shareholders owning Fund shares directly with SDC a period of one year to reach the $1,000 Fund minimum balance. If you hold your shares through a financial intermediary, you should contact that financial intermediary for their policies relating to minimum investment requirements (which could be different from the Fund’s requirements);

■	Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals); and

■	Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

Telephone Services

You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

■

Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to the address of record or if you have current ACH bank information on file, you may have your redemption proceeds directly deposited in your bank account);

■	Exchange shares between Seligman mutual funds;

■	Change dividend distribution options;

■	Change your address; and

■	Establish systematic withdrawals to address of record.

If you do not elect telephone services on your account application when you open your account, or opened your account through an authorized dealer or your financial advisor, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

Restrictions apply to certain types of accounts:

■	Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

■	Corporations may not sell Fund shares by phone;

■	IRAs may only exchange Fund shares or request address changes by phone; and

■

Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within thirty days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor representative may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed.

The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Fund and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Repurchases. You can change your mind after requesting a sale of shares and use all or part of the sale proceeds to purchase new shares of the Fund or any other Seligman mutual fund.

The following applies to shareholders who sold Fund shares on or after February 4, 2009 and wish to repurchase shares (the “New Repurchase Policy”): If your original purchase was in Class A or Class B shares, you may use all or part of the sale proceeds to purchase new Class A shares in any Seligman fund account linked together for Rights of Accumulation purposes. Your repurchase will be in Class A shares at net asset value, up to the amount of the sale proceeds. Repurchases of Class B shares will also be made in Class A shares at net asset value. Any CDSC paid upon redemption of your Class B shares will not be reimbursed. If your original purchase was in Class C shares, you will be allowed to reinvest in the same Class C account and fund you originally purchased. In a Class C share repurchase, the CDSC you paid will be reinvested and the shares will be deemed to have the original cost and purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases will be excluded from this policy.

If you sold Fund shares on or after February 4, 2009 and wish to take advantage of the New Repurchase

Policy, you must notify your financial advisor or SDC within 90 days of the date your sale request was processed.

The following applies to shareholders who sold Fund shares on or before February 3, 2009 and wish to repurchase shares: You have the option of taking advantage of the New Repurchase Policy described above, or you may use all or part of the sale proceeds to purchase shares of the Fund or any other Seligman mutual fund without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC (the “Former Repurchase Policy”).

If you sold Fund shares on or before February 3, 2009 and wish to take advantage of either the New Repurchase Policy or the Former Repurchase Policy, you must notify your financial advisor or SDC within 120 days of the date your sale request was processed (e.g., if you sold Fund shares on February 3, 2009, you must notify your financial advisor or SDC by June 3, 2009). Contact your financial advisor or SDC for information on required documentation. The repurchase privileges may be modified or discontinued at any time and use of this option may have tax consequences.

Dividend Distributions

You may elect to:

(1) reinvest dividends in shares; or

(2) receive dividends in cash.

Your dividends will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend.

Dividends that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, typically within 2 business days from the payable date.

Dividend distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Dividends on Class B, Class C and Class R shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees.

Supplement dated May 1, 2009

to the Class I Prospectus dated May 1, 2009

for Seligman Cash Management Fund

(the “Fund”)

Effective on or about June 13, 2009, the Fund’s Class I shares are renamed as Class R5 shares.

This Supplement is effective May 1, 2009 through on or about June 12, 2009. On or about June 13, 2009, the Fund and the other Seligman funds will share the same policies and procedures as the other funds in the RiverSource Family of Funds, which includes the RiverSource funds, the RiverSource Partners funds and Threadneedle funds. These common policies and procedures are reflected in the Prospectus (not this Supplement).

Shareholder Information

The Fund offers several Classes of shares. Only Class I shares are offered by this Prospectus. The Fund’s Board of Directors believes that no conflict of interest currently exists among the Fund’s Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after the distributor or SDC, as the case may be, accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. However, the distributor may reject any request to purchase shares under the circumstances discussed later in this Prospectus under the captions “Important Policies That May Affect Your Account” and “Market Timing.” Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

NAV: Computed separately for each Class by dividing that Class’s share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange (“NYSE”), the order will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class’s per share NAV.

The NAV of the Fund’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. The Fund seeks to maintain a constant NAV of $1.00 per share. In an effort to maintain a stable net asset value, the Fund uses the amortized cost method of valuing its securities. For more information regarding this method of valuation, please consult the Fund’s Statement of Additional Information.

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How to Buy Fund Shares

Class I shares are not subject to any initial or contingent deferred sales charges or distribution expenses. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by (i) a “qualified tuition program” (within the meaning of Section 529 of the Internal Revenue Code) approved by the distributor, (ii) certain qualified employee benefit plans offered to employees of RiverSource Investments and its affiliates and SDC, as available, (iii) any qualified or non-qualified employee benefit plan or arrangement (“Benefit Plan”) with over $200 million in assets that is approved by the distributor, (iv) with respect to a specific Seligman fund in the Seligman Group of Funds, any Benefit Plan or other investor that makes an initial investment of $3,000,000 or more in Class I Shares of that Seligman fund, (v) any Benefit Plan with at least $25 million in assets purchasing Class I shares through a financial intermediary that has been authorized by the distributor to offer Class I shares pursuant to a written agreement, and (vi) any investor approved by the distributor that makes an initial, combined investment of at least $5 million in the Class I shares of two or more Seligman mutual funds. Each eligible investor is required to have a single account and trade electronically with SDC either through the electronic trading platform operated by the National Securities Clearing Corporation (NSCC) or other electronic means acceptable to SDC. Benefit Plans that have the same sponsor (or sponsors affiliated with one another) (“Affiliated Benefit Plans”) may aggregate their investments for determining eligibility to invest in Class I shares. However, any Benefit Plan not otherwise eligible on its own to invest in Class I shares must place orders for shares of a Seligman fund through a single account maintained for the benefit of its Affiliated Benefit Plans.

To make your initial investment in the Fund, an account must be established with SDC.

How to Exchange Shares Among the Seligman Mutual Funds

The Seligman mutual funds are part of the RiverSource Family of Funds which, in addition to RiverSource funds, includes RiverSource Partners funds and Threadneedle funds. Each of the funds in the RiverSource Family of Funds shares the same Board of Directors/Trustees. Effective on or about June 13, 2009, the Seligman mutual funds will share the same policies and procedures as the other funds in the RiverSource Family of Funds and may be exchanged for shares of RiverSource funds, RiverSource Partners funds and Threadneedle funds. Prior to such time, shares of the Fund may only be exchanged for shares of the other Seligman funds.

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Class I shares may not be offered by every Seligman mutual fund. Please consult the relevant fund’s current prospectus to determine if it offers Class I shares. Exchanges will be made at each fund’s respective NAV. Exchanges generally must be requested in writing and received by the distributor or SDC by 4:00 p.m. Eastern time to receive that day’s NAV.

How to Sell Shares

Shares of the Fund can be redeemed in the same manner that shares can be purchased, as described under the heading “How to Buy Fund Shares.” SDC will send proceeds from a sale by means agreed on between each institutional shareholder and SDC. Sales handled by an authorized dealer or financial advisor generally must follow the same procedure. The Fund does not charge any fees and expenses for a sale handled by an authorized dealer or financial advisor, but the dealer or financial advisor may charge a service fee. SDC may require additional documents to sell Fund shares. Under

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unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

■	Refuse any request to buy Fund shares;

■	Reject any request received by telephone;

■	Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals);

■	Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering; and

■	Close your account if your account remains below $250,000 for a period of at least six months.

Dividend Distributions

The Fund declares as a dividend substantially all of its net investment income each day that the New York Stock Exchange is open for business.

Dividend:

A payment by a mutual fund, usually derived from a fund’s net investment income (dividends and interest earned on portfolio securities less expenses).

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund’s assets before it calculates its NAV.

Institutional shareholders such as tax-deferred retirement plans and qualified tuition programs generally will have dividend distributions reinvested in additional Fund shares. Other institutional shareholders may elect to:

(1)	reinvest dividends in shares; or
(2)	receive dividends in cash.

If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have telephone services, you, an authorized dealer or financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend.

Dividend distributions that are not reinvested will be sent by means agreed on between SDC and each institutional shareholder. Such distributions can be sent by check or by wire transfer, or, if you have current ACH bank information on file, directly deposited into a predesignated bank account, typically within 2 business days from the payable date.

Dividend distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

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